Certain identified information in this Exhibit, indicated by the mark “[***],” has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 4.19

AGREEMENT

Signing Date: February 28,2020

Party A: Light In The Box Limited

Address: Room 705-706,7 / F., China Insurance Group Building,

No.141 Des Voeux Road Central, Hong Kong

Party B: Mr. Qianneng Fu

Address: [***]

Resident ID No. [***]

This Agreement is signed by both parties on February 28, 2020.

WHEREAS,

1. Party A, a limited liability company registered in Hong Kong, China, mainly engaged in e-commerce business;

2. Party B, an employee of Shanghai Light In The Box Information Technology Co., Ltd., a subsidiary/affiliate of Party A; and .

3. Party A, due to business needs, now entrusts Party B to set up a Hong Kong company Fashion Easy-go International Trading Co., Limited in Party B’s own name and use this Hong Kong company (the “Hong Kong company”) to open an online store on eBay or Amazon website and sell goods on behalf of Party A. The operation and maintenance of the shop shall be carried out by Party B. Party B shall be responsible for the operation and maintenance of the store, and Party A shall sell products to consumers through this cooperative store and provide basic operational assistance.

To this end, Party A and Party B reach the following agreement based on equality and mutual benefit after friendly consultation.

1.	Definition

Unless otherwise expressly agreed to differ, the terms used in this Agreement shall have the following meanings.

1.1 Hong Kong Company

Hong Kong Company means a company with limited liability which Party B accepts Party A’s mandate to apply for and legally establish in its own name (as sole director and shareholder) in Hong Kong, People’s Republic of China. The company name is Fashion Easy-go International Trading Co., Ltd. and the company registration number is 2392419.

1.2 eBay and Amazon

eBay means the Internet website (including web and mobile Internet sites) with the domain name www.ebay.com and its associated websites.

Amazon means the Internet website (including web and mobile Internet sites) with the domain name www.amazon.com and its affiliated websites.

1.3 Online Store

Online Store means a store on eBay or Amazon with the following name or account number and associated accounts.

Name / Account Number	Affiliate Receipt Account Number

________________

Note: As the number of accounts continues to increase, the corresponding account information needs to be added to this Agreement.

1.4 Online Store Product

Online Store Product refers to the goods provided by Party A, or goods displayed and sold through the Online Store by Party A or a third party designated by Party A.

1.5 Price of Products

Price of Products means all marked prices, discounted prices, discounts, coupons, shipping costs, points and other related price factors of the Online Store.

2. Content of Commission

Party A voluntarily entrusts Party B as the nominal owner of the Hong Kong company and the Online Store, and to exercise other rights that may be granted to Party B by eBay or Amazon within the scope of Party A’s authorization. Party B voluntarily accepts Party A’s entrustment and exercises the rights related to the eBay or Amazon Online Store on behalf of Party B.

3. Delegation Authority

The rights that Party A entrusts Party B to exercise on behalf of Party B include

3.1 Party B shall establish a limited liability company in Hong Kong in Party B own name for the sole purpose of opening an online store on eBay or Amazon and shall not be used for other purposes.

3.2 Party B set up an online store under Party B’s name on eBay or Amazon, to display and sell the goods supplied by Party A and receive payments, and for such other rights as may be granted to Party B by eBay or Amazon.

4. Party A’s Rights and Obligations

4.1 Party A, the actual investor and manager of the Hong Kong Company, shall enjoy the actual control and ownership of the Hong Kong Company and shall be entitled to all investment and operation income; Party B shall only set up the Hong Kong Company in its own name in accordance with the authorization and exclusively for the opening of the Online Store.

4.2 Party A, as the actual investor of the Online Store, shall enjoy the actual ownership of the Online Store and shall be entitled to all investment income; Party B shall only display, sell and recover the price of the goods provided by Party A on the Online Store under its name per Party A’s authorization, but shall not enjoy any right of income or disposal (including but not limited to the transfer, pledge or cancellation of the Online Store) of the Online Store, and Party A shall have the right to take back the Online Store and hand it over to others for operation or deregister the Online Store at any time. Party B is obliged to cooperate with Party A to complete the transfer or deregistration procedures.

4.3 The income of operation generated based on the Hong Kong Company and the Online Store shall directly belong to Party A, including but not limited to goodwill, relevant logos, marks, names, other intangible assets and the right to apply for intellectual property rights based on the relevant elements. If Party B is required to apply for such rights due to laws and regulations, Party B shall subsequently transfer the relevant rights to Party A without compensation, and Party A shall not be required to pay any consideration other than the relevant application fees. If the contract is dissolved or terminated at any time, Party A or Party A’s designated affiliates or other relevant entities shall have the right to be transferred the Online Store, and Party B shall cooperate with the transferring procedures and.

4.4 Party A has the right to make any changes to the Hong Kong company and the right to determine and change the prices of the products on the Online Store. Party B shall not make any changes to the Hong Kong company and the eBay or Amazon Online Store (including but not limited to the prices of the products) without Party A’s consent.

4.5 Party A shall be obliged to bear all taxes and charges derived from the Online Store. Such taxes and charges shall be prepaid to Party B in advance.

4.6 Party A shall have the right to keep the bank authorization (including but not limited to Ukey, U shield, Token and password form) of the Hong Kong Company entrusted to Party B.

4.7 Party B understands and agrees that Party A has the right to request the replacement of the shareholders and directors of the Hong Kong company set up by Party B at any time.

5. Party B’s Rights and Obligations

5.1 As a trustee, with Party A’s authorization or instruction, Party B shall have the right to display and sell the online store on its own, however, unless otherwise obtained prior written consent from Party A, it shall not display or sell any goods, commodities, articles, materials, software or programs other than Online Store Products or engage in any other activities or marketing through the Hong Kong Company and the Online Store unrelated to the display or sale of the products on the Online Store, or through the Hong Kong Company or the Online Store for its own or any third party’s benefit.

5.2 As parties agreed, the consideration for Party B’s granting of a mandate under this Agreement to conduct such entrusted affairs shall be one Hong Kong dollar (HK$1).

5.3 As the entrustee, Party B is obliged to report to Party A the operation status of the Hong Kong Company or the Online Store at any time upon Party A’s request, including the monthly breakdown of sales, refunds, rebates and costs and expenses. Deliver regularly or from time to time to us the proceed from the sale of the products on the Online Store and all other proceeds obtained as a result of the operation of the Online Store in accordance with the periods specified by us.

5.4 If a dispute arises with a third party due to the display or sale of products via the Online Store, Party B shall have the right, after obtaining Party A’s written consent, to act on Party B’s own behalf to handle disputes and controversies with third parties (including but not limited to communication, consultation, negotiation, mediation, settlement, compromise, concession, arbitration, litigation, preservation and enforcement) under the premise of maximizing Party A’s interests and minimizing Party A’s losses, and Party A has the right to be informed of the progress and results of Party B’s handling of such disputes and controversies at any time. However, any agreement, acceptance or waiver of any matter involving Party A’s rights and interests requires Party A’s permission and Party A shall have the right to be informed of the progress and results of handling of such disputes and controversies at any time. If Party A considers that such matters should be handled by itself, or if Party B considers it necessary to transfer such matters to Party A after agreeing to have them handled by Party B, Party B hereby agrees and undertakes that Party B will unconditionally transfer such matters to Party A or a third party designated by Party A to handle such matters. If there is a need to sign the power of attorney and other related legal documents, Party B will unconditionally cooperate with Party A to sign or seal them.

5.5 Without Party A’s written authorization, Party B shall bear the losses and all consequences caused by handling disputes and controversies with third parties on its own. Party A shall have the right to offset the actual loss from the monthly salary of Party B.

5.6 Without Party A’s prior written consent, Party B shall not sub-delegate the operation of the Hong Kong Company and the Online Store to a third party or transfer, dispose of or create any form of guarantee in respect of any rights or matters relating to the Hong Kong Company and the Online Store, or perform any act that may prejudice Party A’s interests.

5.7 Party B shall not deregister, close or suspend the Hong Kong Company and the Online Store without Party A’s prior written consent.

5.8 Party B shall not sell, offer for sale, assign, grant, pledge or in any other way dispose of the equity interest in the Hong Kong Company under this Agreement in whole or in part to any other person without Party A prior written consent. Party B shall not authorize any other person to purchase all or part of the equity interest in the Hong Kong Company; Party B shall not sell, offer for sale, assign, grant, pledge or in any other way dispose of the assets of the Hong Kong Company in whole or in part to any other person and Party B shall not authorize any other person to purchase all or part of the assets of the Hong Kong Company.

5.9 Unless required by law to assess, Party A shall be entitled at any time to request Party B to transfer Party A all legal rights and interests of the Hong Kong Company in such form, manner, requirements and at such time as Party A may require and at such minimum price as may be permitted by law and

Party B shall do all acts and things necessary to effect such transfer to ensure that Party A acquire the legal rights and interests in the Hong Kong Company.

5.10 If the employment contract between Party B and Qianhai Xuyi Information Technology (Shenzhen) Co., Ltd. Shanghai Branch expires, terminated, invalid, or no longer valid due to Party B’s death, illness, accident, or for any reason whatsoever, this Agreement shall remain in effect until Party B completes the assignment and takeover of all rights and matters relating to the Hong Kong Company and the Online Store or withdraws the Online Store or transfers the Hong Kong Company as instructed by Party A .Party B agrees and undertakes that once the employment contract between Party B and Party A or Party A’s subsidiaries or affiliates expires, terminated, invalid or ceases to be effective for any reason, Party B shall assign all rights and matters relating to the HK Company and the Online Store to Party A or a third person designated by Party A before leaving (at the latest within three (3) days after such occurrence), including but not limited to: all materials of the HK Company (including but not limited to the seal stamp, registration documents and company bank account information listed in clause 4.6 of this Agreement), the Online Store account number, password, Alipay account/password, and the right to operate/revenue the Online Store, or revoke the Online Store account number, password, and Alipay account/password according to Party A’s instructions. If the said rights or matters are not transferable by law or in practice, Party B shall entrust/inform Party A or a third party designated by Party A of such rights and matters unconditionally, indefinitely and irrevocably within 30 days after such employment contract loses its effect.

5.11 For the avoidance of doubt, no labor dispute between Party B and Qianhai Xuyi Information Technology (Shenzhen) Co., Ltd. Shanghai Branch shall in any way affect the validity of any provision of this Agreement.

5.12 Unless otherwise agreed, all accounts of the Hong Kong company, Online Store associated with the payment and receipt accounts shall be under our direct control and use.

5.13 Party B guarantees: a. to cooperate with Party A’s audit at Party A’s request; b. to guarantee not to withdraw cash or transfer money from bank accounts on its own, and to obtain Party A’s prior written consent if the above actions are required to be operated; c. to avoid the closing of eBay or Amazon store and  Online Store account associated.

6. Confidentiality

Both parties shall be under an obligation of confidentiality with respect to any business information of the other party arising out of, contacting or becoming aware of in the course of the performance of this Agreement and the existence of this Agreement, unless there is clear evidence that such information is public knowledge or has the prior written authorization of the other party. Such confidentiality obligations shall survive the termination of this Agreement. Either party shall indemnify the other for damages caused by breach of such obligations.

7. Breach of Contract

Any party who fails to perform, improperly performs or delays the performance of its obligations under this Agreement or unilaterally terminates the Agreement without its consent shall be in breach of the Agreement and shall bear the direct and indirect losses caused to the other party as a result.

8. Application of Law

The laws of Hong Kong shall apply to the conclusion, entry into force, performance, interpretation and settlement of disputes of this Agreement.

9. Settlement of Disputes

Any dispute arising out of the performance of this Agreement shall be settled through friendly consultation between A and B. If the dispute cannot be settled through consultation, either party shall have the right to refer the dispute to the Hong Kong International Arbitration Centre (HKIAC) for arbitration in Hong Kong in accordance with the arbitration rules of HKIAC then in force, and the arbitration award shall be final and legally binding on both parties.

10. Complete Agreement

This Agreement constitutes the entire agreement between the parties with respect to the matters agreed herein and other related matters, and does not confer any other rights on Party B herein except as provided herein.

11. Severability

The provisions of this Agreement are severable and if any provision of this Agreement is held to be invalid or unenforceable, such provision may be deleted and the remaining provisions shall be enforced.

12. Other Matters

12.1 The headings of this Agreement are for reference purposes only and do not in any way define, limit, interpret or describe the scope or limits of this section.

12.2 The language used in this Agreement is Chinese, in duplicate, one copy for each party to the Agreement, with the same legal effect.

12.3 This Agreement shall be signed by both parties on the date set out on the first page of the Agreement and shall take effect from the date of signing.

12.4 Unless otherwise agreed by both parties in writing, neither party shall alter the content of this Agreement.

(No body text below)

Party A: Light In The Box Limited

Authorized Signatory:	Jian He

Party B: Qianneng Fu

Signature:	Qianneng Fu

AGREEMENT

Signing Date: February 28,2020

Party A: Light In The Box Limited

Address: Room 705-706, 7 / F., China Insurance Group Building,

No.141 Des Voeux Road Central, Hong Kong

Party B: Mr. Qianneng Fu

Address: [***]

Resident ID No. [***]

This Agreement is signed by both parties on February 28, 2020.

WHEREAS,

1. Party A, a limited liability company registered in Hong Kong, China, mainly engaged in e-commerce business;

2. Party B, , an employee of Shanghai Light In The Box Information Technology Co., Ltd., a subsidiary/affiliate of Party A; and.

3. Party A, due to business needs, now entrusts Party B to set up a Hong Kong company Light Square Limited in Party B’s own name and use this Hong Kong company (hereinafter referred to as “Hong Kong company”) to open an online store on eBay or Amazon to sell goods on behalf of Party A. The operation and maintenance of the shop shall be carried out by Party B. Party B shall be responsible for the operation and maintenance of the store, and Party A shall sell products to consumers through this cooperative store and provide basic operational assistance.

To this end, Party A and Party B reach the following agreement on the basis of equality and mutual benefit after friendly consultation.

1.	Definition

Unless otherwise expressly agreed to differ, the terms used in this Agreement shall have the following meanings.

1.1 Hong Kong Company

Hong Kong Company means a company with limited liability which Party B accepts Party A’s mandate to apply for and legally establish in its own name (as sole director and shareholder) in Hong Kong, People’s Republic of China. The company name is Light Square Limited and the company registration number is 2397956.

1.2 eBay or Amazon

eBay means the Internet website (including web and mobile Internet websites) with the domain name www.ebay.com and its associated websites.

Amazon means the Internet website (including web and mobile Internet sites) with the domain name www.amazon.com and its affiliated websites.

1.3 Online Store

Online Store means a store on eBay or Amazon with the following name or account number and associated accounts.

Name / Account Number	Affiliate Receipt Account Number

__________

Note: As the number of accounts continues to increase, the corresponding account information needs to be added to this Agreement.

1.4 Online Store Product

Online Store Product refers to the goods provided by Party A, or goods displayed and sold through the Online Store by Party A or a third party designated by Party A.

1.5 Price of Products

Price of Products means all marked prices, discounted prices, discounts, coupons, shipping costs, points and other related price factors of the Online Store.

2. Content of Commission

Party A voluntarily entrusts Party B as the nominal owner of the Hong Kong company and the Online Store, and to exercise other rights that may be granted to Party B by eBay or Amazon within the scope of Party A’s authorization. Party B voluntarily accepts Party A’s entrustment and exercises the rights related to the eBay or Amazon Online Store on behalf of Party B.

3. Delegation Authority

The rights that Party A entrusts Party B to exercise on behalf of Party B include

3.1 Party B shall establish a limited liability company in Hong Kong in Party B own name for the sole purpose of opening an online store on eBay or Amazon and shall not be used for other purposes.

3.2 Party B set up an online store under Party B’s name on eBay or Amazon, to display and sell the goods supplied by Party A and receive payments, and for such other rights as may be granted to Party B by the eBay or Amazon.

4. Party A’s Rights and Obligations

4.1 Party A, the actual investor and manager of the Hong Kong Company, shall enjoy the actual control and ownership of the Hong Kong Company and shall be entitled to all investment and operation income; Party B shall only set up the Hong Kong Company in its own name in accordance with the authorization and exclusively for the opening of the Online Store.

4.2 Party A, as the actual investor of the Online Store, shall enjoy the actual ownership of the Online Store and shall be entitled to all investment income; Party B shall only display, sell and recover the price of the goods provided by Party A on the Online Store under its name per Party A’s authorization, but shall not enjoy any right of income or disposal (including but not limited to the transfer, pledge or cancellation of the Online Store) of the Online Store, and Party A shall have the right to take back the Online Store and hand it over to others for operation or deregister the Online Store at any time. Party B is obliged to cooperate with Party A to complete the transfer or deregistration procedures.

4.3 The income of operation generated based on the Hong Kong Company and the Online Store shall directly belong to Party A, including but not limited to goodwill, relevant logos, marks, names, other intangible assets and the right to apply for intellectual property rights based on the relevant elements. If Party B is required to apply for such rights due to laws and regulations, Party B shall subsequently transfer the relevant rights to Party A without compensation, and Party A shall not be required to pay any consideration other than the relevant application fees. If the contract is dissolved or terminated at any time, Party A or Party A’s designated affiliates or other relevant entities shall have the right to be transferred the Online Store, and Party B shall cooperate with the transferring procedures and.

4.4 Party A has the right to make any changes to the Hong Kong company and the right to determine and change the prices of the products on the Online Store. Party B shall not make any changes to the Hong Kong company and the eBay or Amazon Online Store (including but not limited to the prices of the products) without Party A’s consent.

4.5 Party A shall be obliged to bear all taxes and charges derived from the Online Store. Such taxes and charges shall be prepaid to Party B in advance.

4.6 Party A shall have the right to keep the bank authorization (including but not limited to Ukey, U shield, Token, and password form) of the Hong Kong Company entrusted to Party B.

4.7 Party B understands and agrees that Party A has the right to request the replacement of the shareholders and directors of the Hong Kong company set up by Party B at any time.

5. Party B’s Rights and Obligations

5.1 As a trustee, with Party A authorization or instruction, Party B shall have the right to display and sell the Online Store Goods on its, however, unless otherwise obtained prior written consent from Party A,  it shall not display or sell any goods, commodities, articles, materials, software, programs, etc.  on the Online Store other than the Online Store Products, or engage in any other activities or marketing through the Hong Kong Company and the Online Store which are not related to the display or sale of the Online Store Goods, or through the Hong Kong Company or the Online Store for itself or any third party; except where prior written consent is obtained from Party A.

5.2 The Parties agree that the consideration for Party B’s granting of a mandate under this Agreement to conduct such entrusted affairs as agreed herein shall be one Hong Kong currency (HK1$).

5.3 As the entrustee, Party B shall be obliged to report to Party A the operating status of the Hong Kong Company or the Online Store at any time upon Party A’s request, including the monthly breakdown of sales, refunds, rebates and costs and expenses. Deliver to us the price received from the sale of the goods of the Online Store and all other proceeds obtained as a result of the operation of the Online Store at regular or irregular intervals in accordance with the periods specified by us.

5.4 If a dispute arises with a third party due to the display or sale of products on the Online Store, Party B shall have the right, after obtaining Party A’s written consent, to act on Party B’s behalf to handle disputes and controversies with third parties (including but not limited to communication, consultation, negotiation, mediation, settlement, compromise, concession, arbitration, litigation, preservation and enforcement) under the premise of maximizing Party A’s interests and minimizing Party A’s losses, and Party A has the right to be informed of the progress and results of Party B’s handling of such disputes and controversies at any time. However, any agreement, acceptance or waiver of any matter involving Party A’s rights and interests requires Party A’s permission and Party A shall have the right to be informed of the progress and results of handling of such disputes and controversies at any time. If Party A considers that such matters should be handled by itself, or if Party B considers it necessary to transfer such matters to Party A after agreeing to have them handled by Party B, Party B hereby agrees and undertakes that Party B will unconditionally transfer such matters to Party A or a third party designated by Party A to handle such matters. If there is a need to sign the power of attorney and other related legal documents, Party B will unconditionally cooperate with Party A to sign or seal them.

5.5 Without Party A’s written authorization, Party B shall bear the losses and all consequences caused by handling disputes and controversies with third parties on its own. Party A shall have the right to offset the actual loss from the monthly salary of Party B.

5.6 Without Party A’s prior written consent, Party B shall not sub-delegate the operation of the Hong Kong Company and the Online Store to a third party or transfer, dispose of or create any form of guarantee in respect of any rights or matters relating to the Hong Kong Company and the Online Store, or perform any act that may prejudice Party A’s interests.

5.7 Party B shall not deregister, close or suspend the Hong Kong Company and the Online Store without Party A’s prior written consent.

5.8 Party B shall not sell, offer for sale, assign, grant, pledge or in any other way dispose of the equity interest in the Hong Kong Company under this Agreement in whole or in part to any other person without Party A prior written consent. Party B shall not authorize any other person to purchase all or part of the equity interest in the Hong Kong Company; Party B shall not sell, offer for sale, assign, grant, pledge or in any other way dispose of the assets of the Hong Kong Company in whole or in part to any other person and Party B shall not authorize any other person to purchase all or part of the assets of the Hong Kong Company.

5.9 Unless required by law to assess, Party A shall be entitled at any time to request Party B to transfer Party A all legal rights and interests of the Hong Kong Company in such form, manner, requirements and at such time as Party A may require and at such minimum price as may be permitted by law and

Party B shall do all acts and things necessary to effect such transfer to ensure that Party A acquire the legal rights and interests in the Hong Kong Company.

5.10 If the employment contract between Party B and Qianhai Xuyi Information Technology (Shenzhen) Co., Ltd. Shanghai Branch expires, terminated, invalid, or no longer valid due to Party B’s death, illness, accident, or for any reason whatsoever, this Agreement shall remain in effect until Party B completes the assignment and takeover of all rights and matters relating to the Hong Kong Company and the Online Store or withdraws the Online Store or transfers the Hong Kong Company as instructed by Party A .Party B agrees and undertakes that once the employment contract between Party B and Party A or Party A’s subsidiaries or affiliates expires, terminated, invalid or ceases to be effective for any reason, Party B shall assign all rights and matters relating to the HK Company and the Online Store to Party A or a third person designated by Party A before leaving (at the latest within three (3) days after such occurrence), including but not limited to all materials of the HK Company (including but not limited to the seal stamp, registration documents and company bank account information listed in clause 4.6 of this Agreement), the Online Store account number, password, Alipay account/password, and the right to operate/revenue the Online Store, or revoke the Online Store account number, password, and Alipay account or password according to Party A’s instructions. If the said rights or matters are not transferable by law or in practice, Party B shall entrust/inform Party A or a third party designated by Party A of such rights and matters unconditionally, indefinitely and irrevocably within 30 days after such employment contract loses its effect.

5.11 For the avoidance of doubt, no labor dispute between Party B and Qianhai Xuyi Information Technology (Shenzhen) Co., Ltd. Shanghai Branch shall in any way affect the validity of any provision of this Agreement.

5.12 Unless otherwise agreed, all accounts of the Hong Kong company, the Online Store associated with the payment and receipt accounts shall be under our direct control and use.

5.13 Party B guarantees: a. to cooperate with Party A’s audit at Party A’s request; b. to guarantee not to withdraw cash or transfer money from bank accounts on its own, and to obtain Party A’s prior written consent if the above actions are required to be operated; c. to avoid the closing of  eBay or Amazon store  and the Online Store account associated.

6. Confidentiality

Both parties shall be under an obligation of confidentiality with respect to any business information of the other party arising out of, contacting or becoming aware of in the course of the performance of this Agreement and the existence of this Agreement, unless there is clear evidence that such information is public knowledge or has the prior written authorization of the other party. Such confidentiality obligations shall survive the termination of this Agreement. Either party shall indemnify the other for damages caused by breach of such obligations.

7. Breach of Contract

Any party who fails to perform, improperly performs or delays the performance of its obligations under this Agreement or unilaterally terminates the Agreement without its consent shall be in breach of the Agreement and shall bear the direct and indirect losses caused to the other party as a result.

8. Application of Law

The laws of Hong Kong shall apply to the conclusion, entry into force, performance, interpretation and settlement of disputes of this Agreement.

9. Settlement of Disputes

Any dispute arising out of the performance of this Agreement shall be settled through friendly consultation between A and B. If the dispute cannot be settled through consultation, either party shall have the right to refer the dispute to the Hong Kong International Arbitration Centre (HKIAC) for arbitration in Hong Kong in accordance with the arbitration rules of HKIAC then in force, and the arbitration award shall be final and legally binding on both parties.

10. Complete Agreement

This Agreement constitutes the entire agreement between the parties with respect to the matters agreed herein and other related matters and does not confer any other rights on Party B herein except as provided herein.

11. Severability

The provisions of this Agreement are severable and if any provision of this Agreement is held to be invalid or unenforceable, such provision may be deleted and the remaining provisions shall be enforced.

12. Other Matters

12.1 The headings of this Agreement are for reference purposes only and do not in any way define, limit, interpret or describe the scope or limits of this section.

12.2 The language used in this Agreement is Chinese, in duplicate, one copy for each party to the Agreement, with the same legal effect.

12.3 This Agreement shall be signed by both parties on the date set out on the first page of the Agreement and shall take effect from the date of signing.

12.4 Unless otherwise agreed by both parties in writing, neither party shall alter the content of this Agreement.

(No body text below)

Party A: Light In The Box Limited

Authorized Signatory:	Jian He

Party B: Qianneng Fu

Signature:	Qianneng Fu

AGREEMENT

Signing Date: February 28,2020

Party A: Light In The Box Limited

Address: Room 705-706,7 / F., China Insurance Group Building,

No.141 Des Voeux Road Central, Hong Kong

Party B: Mr. Qianneng Fu

Address: [***]

Resident ID No. [***]

This Agreement is signed by both parties on February 28, 2020.

WHEREAS,

1. Party A, a limited liability company registered in Hong Kong, China, mainly engaged in e-commerce business;

2. , an employee of Shanghai Light In The Box Information Technology Co., Ltd., a subsidiary/affiliate of Party A; and

3. Party A, due to business needs, now entrusts Party B to set up a Hong Kong company Light Xiao Limited in Party B’s own name and use this Hong Kong company (hereinafter referred to as “Hong Kong company”) to open an online store on eBay or Amazon to sell goods on behalf of Party A. The operation and maintenance of the shop shall be carried out by Party B. Party B shall be responsible for the operation and maintenance of the store, and Party A shall sell products to consumers through this cooperative store and provide basic operational assistance.

To this end, Party A and Party B reach the following agreement on the basis of equality and mutual benefit after friendly consultation.

1.	Definition

Unless otherwise expressly agreed to differ, the terms used in this Agreement shall have the following meanings.

1.1 Hong Kong Company

Hong Kong Company means a company with limited liability which Party B accepts Party A’s mandate to apply for and legally establish in its own name (as sole director and shareholder) in Hong Kong, People’s Republic of China. The company name is Light Xiao Limited and the company registration number is 2392457.

1.2 eBay or Amazon

eBay means the Internet website (including web and mobile Internet websites) with the domain name www.ebay.com and its associated websites.

Amazon means the Internet website (including web and mobile Internet sites) with the domain name www.amazon.com and its affiliated websites.

1.3 Online Store

Online Store means a store on eBay or Amazon with the following name or account number and associated accounts.

Name / Account Number	Affiliate Receipt Account Number

Note: As the number of accounts continues to increase, the corresponding account information needs to be added to this Agreement.

1.4 Online Store Product

Online Store Product refers to the goods provided by Party A, or goods displayed and sold through the Online Store by Party A or a third party designated by Party A.

1.5 Price of Products

Price of Products means all marked prices, discounted prices, discounts, coupons, shipping costs, points and other related price factors of the Online Store.

2. Content of Commission

Party A voluntarily entrusts Party B as the nominal owner of the Hong Kong company and the Online Store, and to exercise other rights that may be granted to Party B by eBay or Amazon within the scope of Party A’s authorization. Party B voluntarily accepts Party A’s entrustment and exercises the rights related to the eBay or Amazon Online Store on behalf of Party B.

3. Delegation Authority

The rights that Party A entrusts Party B to exercise on behalf of Party B include

3.1 Party B shall establish a limited liability company in Hong Kong in Party B own for the sole purpose of opening an online store on eBay or Amazon and shall not be used for other purposes.

3.2 Party B set up an online store under Party B’s name on eBay or Amazon, to display and sell the goods supplied by Party A and receive payments, and for such other rights as may be granted to Party B by eBay or Amazon.

4. Party A’s Rights and Obligations

4.1 Party A, the actual investor and manager of the Hong Kong Company, shall enjoy the actual control and ownership of the Hong Kong Company and shall be entitled to all investment and operation income; Party B shall only set up the Hong Kong Company in its own name in accordance with the authorization and exclusively for the opening of Online Stores.

4.2 Party A, as the actual investor of the Online Store, shall enjoy the actual ownership of the Online Store and shall be entitled to all investment income; Party B shall only display, sell and recover the price of the goods provided by Party A on the Online Store under its name per Party A’s authorization, but shall not enjoy any right of income or disposal (including but not limited to the transfer, pledge or cancellation of the online store) of the Online Store, and Party A shall have the right to take back the Online Store and hand it over to others for operation or deregister the Online Store at any time. Party B is obliged to cooperate with Party A to complete the transfer or deregistration procedures.

4.3 The income of operation generated based on the Hong Kong Company and the Online Store shall directly belong to Party A, including but not limited to goodwill, relevant logos, marks, names, other intangible assets and the right to apply for intellectual property rights based on the relevant elements. If Party B is required to apply for such rights due to laws and regulations, Party B shall subsequently transfer the relevant rights to Party A without compensation, and Party A shall not be required to pay any consideration other than the relevant application fees. If the contract is dissolved or terminated at any time, Party A or Party A’s designated affiliates or other relevant entities shall have the right to be transferred the Online Store, and Party B shall cooperate with the transferring procedures and.

4.4 Party A has the right to make any changes to the Hong Kong company and the right to determine and change the Price of Products. Party B shall not make any changes to the Hong Kong company and the eBay or Amazon Online Store (including but not limited to the prices of the products) without Party A’s consent.

4.5 Party A shall be obliged to bear all taxes and charges derived from the Online Store. Such taxes and charges shall be prepaid to Party B in advance.

4.6 Party A shall have the right to keep the bank authorization (including but not limited to Ukey, U shield, Token and password form) of the Hong Kong Company entrusted to Party B.

4.7 Party B understands and agrees that Party A has the right to request the replacement of the shareholders and directors of the Hong Kong company set up by Party B at any time.

5. Party B’s Rights and Obligations

5.1 As a trustee, with Party A authorization or instruction, Party B shall have the right to display and sell the Online Store Products on its own, but it shall not display or sell any goods, commodities, articles, materials, software, programs, etc. on the Online Store other than the Online Store Products, or engage in any other activities or marketing through the Hong Kong Company and the Online Store which are not related to the display or sale of the Online Store Products, or through the Hong Kong Company or the Online Store for itself or any third party; except where prior written consent is obtained from Party A.

5.2 The Parties agree that the consideration for Party B’s granting of a mandate under this Agreement to conduct such entrusted affairs as agreed herein shall be one Hong Kong currency (HK1$).

5.3 As the entrustee, Party B shall be obliged to report to Party A the operating status of the Hong Kong Company or the Online Store at any time upon Party A’s request, including the monthly breakdown of sales, refunds, rebates and costs and expenses. Deliver to us the price received from the sale of the goods of the Online Store and all other proceeds obtained as a result of the operation of the Online Store at regular or irregular intervals in accordance with the periods specified by us.

5.4 If a dispute arises with a third party due to the display or sale of online store goods, Party B shall have the right, after obtaining Party A’s written consent, to act on Party B’s own behalf to handle disputes and controversies with third parties (including but not limited to communication, consultation, negotiation, mediation, settlement, compromise, concession, arbitration, litigation, preservation and enforcement) under the premise of maximizing Party A’s interests and minimizing Party A’s losses, and Party A has the right to be informed of the progress and results of Party B’s handling of such disputes and controversies at any time. However, any agreement, acceptance or waiver of any matter involving Party A’s rights and interests shall require Party A’s permission and Party A shall have the right to be informed of the progress and results of handling of such disputes and controversies at any time. If Party A considers that such matters should be handled by itself, or if Party B considers it necessary to transfer such matters to Party A after agreeing to have them handled by Party B, Party B hereby agrees and undertakes that Party B will unconditionally transfer such matters to Party A or a third party designated by Party A to handle such matters. If there is a need to sign the power of attorney and other related legal documents, Party B will unconditionally cooperate with Party A to sign or seal them.

5.5 Without Party A’s written authorization, Party B shall bear the losses and all consequences caused by handling disputes and controversies with third parties on its own. Party A shall have the right to offset the actual loss from the monthly salary of Party B.

5.6 Without Party A’s prior written consent, Party B shall not sub-delegate the operation of the Hong Kong Company and the Online Store to a third party or transfer, dispose of or create any form of guarantee in respect of any rights or matters relating to the Hong Kong Company and the Online Store, or perform any act that may prejudice Party A’s interests.

5.7 Party B shall not deregister, close or suspend the Hong Kong Company and the Online Store without Party A’s prior written consent.

5.8 Party B shall not sell, offer for sale, assign, grant, pledge or in any other way dispose of the equity interest in the Hong Kong Company under this Agreement in whole or in part to any other person without Party A prior written consent. Party B shall not authorize any other person to purchase all or part of the equity interest in the Hong Kong Company; Party B shall not sell, offer for sale, assign, grant, pledge or in any other way dispose of the assets of the Hong Kong Company in whole or in part to any other person and Party B shall not authorize any other person to purchase all or part of the assets of the Hong Kong Company.

5.9 Unless required by law to assess, Party A shall be entitled at any time to request Party B to transfer Party A all legal rights and interests of the Hong Kong Company in such form, manner, requirements and at such time as Party A may require and at such minimum price as may be permitted by law and

Party B shall do all acts and things necessary to effect such transfer to ensure that Party A acquire the legal rights and interests in the Hong Kong Company.

5.10 If the employment contract between Party B and Qianhai Xuyi Information Technology (Shenzhen) Co., Ltd. Shanghai Branch expires, terminated, invalid, or no longer valid due to Party B’s death, illness, accident, or for any reason whatsoever, this Agreement shall remain in effect until Party B completes the assignment and takeover of all rights and matters relating to the Hong Kong Company and the Online Store or withdraws the Online Store or transfers the Hong Kong Company as instructed by Party A .Party B agrees and undertakes that once the employment contract between Party B and Party A or Party A’s subsidiaries or affiliates expires, terminated, invalid or ceases to be effective for any reason, Party B shall assign all rights and matters relating to the HK Company and the Online Store to Party A or a third person designated by Party A before leaving (at the latest within three (3) days after such occurrence), including but not limited to: all materials of the HK Company (including but not limited to the seal stamp, registration documents and company bank account information listed in clause 4.6 of this Agreement), the Online Store account number, password, Alipay account/password, and the right to operate/revenue the Online Store, or revoke the Online Store account number, password, and Alipay account/password according to Party A’s instructions. If the said rights or matters are not transferable by law or in practice, Party B shall entrust/inform Party A or a third party designated by Party A of such rights and matters unconditionally, indefinitely and irrevocably within 30 days after such employment contract loses its effect.

5.11 For the avoidance of doubt, no labor dispute between Party B and Qianhai Xuyi Information Technology (Shenzhen) Co., Ltd. Shanghai Branch shall in any way affect the validity of any provision of this Agreement.

5.12 Unless otherwise agreed, all accounts of the Hong Kong company, the Online Store associated with the payment and receipt accounts shall be under our direct control and use.

5.13 Party B guarantees: a. to cooperate with Party A’s audit at Party A’s request; b. to guarantee not to withdraw cash or transfer money from bank accounts on its own, and to obtain Party A’s prior written consent if the above actions are required to be operated; c. to avoid as the closing of eBay or Amazon store and the Online Store account associated.

6. Confidentiality

Both parties shall be under an obligation of confidentiality with respect to any business information of the other party arising out of, contacting or becoming aware of in the course of the performance of this Agreement and the existence of this Agreement, unless there is clear evidence that such information is public knowledge or has the prior written authorization of the other party. Such confidentiality obligations shall survive the termination of this Agreement. Either party shall indemnify the other for damages caused by breach of such obligations.

7. Breach of Contract

Any party who fails to perform, improperly performs or delays the performance of its obligations under this Agreement or unilaterally terminates the Agreement without its consent shall be in breach of the Agreement and shall bear the direct and indirect losses caused to the other party as a result.

8. Application of Law

The laws of Hong Kong shall apply to the conclusion, entry into force, performance, interpretation and settlement of disputes of this Agreement.

9. Settlement of Disputes

Any dispute arising out of the performance of this Agreement shall be settled through friendly consultation between A and B. If the dispute cannot be settled through consultation, either party shall have the right to refer the dispute to the Hong Kong International Arbitration Centre (HKIAC) for arbitration in Hong Kong in accordance with the arbitration rules of HKIAC then in force, and the arbitration award shall be final and legally binding on both parties.

10. Complete Agreement

This Agreement constitutes the entire agreement between the parties with respect to the matters agreed herein and other related matters and does not confer any other rights on Party B herein except as provided herein.

11. Severability

The provisions of this Agreement are severable and if any provision of this Agreement is held to be invalid or unenforceable, such provision may be deleted and the remaining provisions shall be enforced.

12. Other Matters

12.1 The headings of this Agreement are for reference purposes only and do not in any way define, limit, interpret or describe the scope or limits of this section.

12.2 The language used in this Agreement is Chinese, in duplicate, one copy for each party to the Agreement, with the same legal effect.

12.3 This Agreement shall be signed by both parties on the date set out on the first page of the Agreement and shall take effect from the date of signing.

12.4 Unless otherwise agreed by both parties in writing, neither party shall alter the content of this Agreement.

(No body text below)

Party A: Light In The Box Limited

By:	Jian He

Party B: Qianneng Fu

By:	Qianneng Fu

I, the undersigned, hereby solemnly and sincerely declare as follows:

1.

THAT the 10,000 shares (distinctive numbers: -1- to -10000-) now standing in my name in the books of Fashion Easy-go International Trading Co., Limited (hereinafter called “the Shares”) do not belong to me but to Light In The Box Limited, a company incorporated under the laws of Hong Kong with company number 1141168, of Room 705-706, 7/F., China Insurance Group Building, No. 141 Des Voeux Road Central, Central, Hong Kong (hereinafter called “the Beneficial Owner” which expression shall include its successors in title and assigns).

2.

THAT I hold the Shares upon trust for the Beneficial Owner and I undertake to transfer and deal, in all respects, and to pay the Shares and any dividends, interest and other benefits thereon and accretions thereto in such manner as the Beneficial Owner shall from time to time direct and I further undertake that I will at the request of the Beneficial Owner attend by virtue of being the registered holder of the Shares and will vote at any such meetings in such manner as directed by the Beneficial Owner.

IN WITNESS whereof this Declaration was executed this 13th day of July 2021.

SIGNED SEALED and DELIVERED by	)
Qianneng Fu	)
in the presence of:	)
)
)
) /s/Qianneng Fu

I, the undersigned, hereby solemnly and sincerely declare as follows:

1.THAT the 10,000 shares now standing in my name in the books of Light Square Limited (hereinafter called “the Shares”) do not belong to me but to Light In The Box Limited of FLAT/RM 705-6, 7/F, China Insurance Group Building, No. 141 Des Voeux Road, Central, Hong Kong (hereinafter called “the Beneficial Owner” which expression shall include its successors in title and assigns).

2.THAT I hold the Shares upon trust for the Beneficial Owner and I undertake to transfer and deal, in all respects, and to pay the Shares and any dividends, interest and other benefits thereon and accretions thereto in such manner as the Beneficial Owner shall from time to time direct and I further undertake that I will at the request of the Beneficial Owner attend by virtue of being the registered holder of the Shares and will vote at any such meetings in such manner as directed by the Beneficial Owner.

IN WITNESS whereof this Declaration was executed this 11th day of March 2021.

SIGNED SEALED and Delivered by:	/s/Qianneng Fu
Qianneng Fu

I, the undersigned, hereby solemnly and sincerely declare as follows:

1.THAT the 10,000 shares now standing in my name in the books of Light Xiao Limited (hereinafter called “the Share”) does not belong to me but to Light In The Box Limited of Room 705&706, 7/F, China Insurance Group Building, No. 141 Des Voeux Road, Central, Hong Kong (hereinafter called “the Beneficial Owner” which expression shall include its successors in title and assigns).

2.THAT I hold the Share upon trust for the Beneficial Owner and I undertake to transfer and deal, in all respects, and to pay the Share and any dividends, interest and other benefits thereon and accretions thereto in such manner as the Beneficial Owner shall from time to time direct and I further undertake that I will at the request of the Beneficial Owner attend by virtue of being the registered holder of the Share and will vote at any such meetings in such manner as directed by the Beneficial Owner.

IN WITNESS whereof this Declaration was executed this 28th day of February 2020.

SIGNED SEALED and Delivered by:	/s/Qianneng Fu
Qianneng Fu